UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 10, 2007

FiberNet Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-7841	52-2255974
(Commission File Number)	(IRS Employer Identification No.)

570 Lexington Avenue, 3rd Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 405-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous Independent Registered Public Accounting Firm

On July 10, 2007, FiberNet Telecom Group, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm.

The report of Deloitte on the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s Audit Committee of its Board of Directors recommended and approved the decision to change independent registered public accounting firms.

In connection with the audit of the Company’s financial statements for the most recently completed fiscal years ended December 31, 2006 and 2005, and subsequent interim period through July 10, 2007, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. During the most recently completed fiscal years ended December 31, 2006 and 2005, and subsequent interim period through July 10, 2007, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated July 13, 2007, is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

On July 13, 2007, the Company engaged Friedman LLP (“Friedman”) as its new independent registered public accounting firm.

During its fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through July 10, 2007, the Company did not consult with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, nor did Friedman provide written or oral advice to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

16.1	Deloitte & Touche LLP Acknowledgement Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIBERNET TELECOM GROUP, INC.

By:	/s/ Charles Wiesenhart Jr.
Name: Charles Wiesenhart Jr. Title: Chief Financial Officer and Vice President-Finance

Date: July 13, 2007